SUPPLEMENT TO THE PROSPECTUSES
                                       of
                               KEYSTONE OMEGA FUND
                                  (the "Fund")
                                      Dated
                                 April 30, 1997


     The section of each of the Prospectuses entitled "Portfolio Manager" under "Fund Management and Expenses" is hereby supplemented to read as follows:

Maureen E. Cullinane has been the Fund's Portfolio Manager since 1989. Ms. Cullinane is a Keystone Senior Vice President and Senior Portfolio Manager and has more than 20 years of investment experience.


May 21, 1997